Business Combinations	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Business Combinations [Abstract]
Business Combinations
Business Combinations
In the first quarter of 2016, we closed on several business combinations in the Health Plans segment. For all of these transactions, we applied the acquisition method of accounting, where the total purchase price was allocated, or preliminarily allocated, to tangible and intangible assets acquired, and liabilities assumed based on their respective fair values. For the Health Plans acquisitions, described below, only intangible assets were acquired. All of these acquisitions were funded using available cash and acquisition-related costs were insignificant.
Health Plans
Consistent with our strategy to grow in our existing markets, we closed the following Health Plans acquisitions in the first quarter of 2016:
Illinois. On January 1, 2016, our Illinois health plan closed on its acquisition of the Medicaid membership, and certain assets related to the Medicaid business of, Accountable Care Chicago, LLC, also known as MyCare Chicago. The initial purchase price was approximately $35 million, and the Illinois health plan added approximately 58,000 Medicaid members as a result of this transaction.
On January 1, 2016, our Illinois health plan closed on its acquisition of the Medicaid membership, and certain assets related to the Medicaid business, of Loyola Physician Partners, LLC. The final purchase price was approximately $12 million, and the Illinois health plan added approximately 18,000 Medicaid members as a result of this transaction.
On March 1, 2016, our Illinois health plan closed on its acquisition of the Medicaid membership, and certain assets related to the Medicaid business, of Better Health Network, LLC. The initial purchase price was approximately $18 million, and the Illinois health plan added approximately 34,000 Medicaid members as a result of this transaction.
Michigan. On January 1, 2016, our Michigan health plan closed on its acquisition of the Medicaid and MIChild membership, and certain Medicaid and MIChild assets, of HAP Midwest Health Plan, Inc. The final purchase price was approximately $31 million, and the Michigan health plan added approximately 68,000 Medicaid and MIChild members as a result of this transaction.
Washington. On January 1, 2016, our Washington health plan closed on its acquisition of the Medicaid contracts, and certain assets related to the operation of the Medicaid business, of Columbia United Providers, Inc. The final purchase price was approximately $28 million, and the Washington health plan added approximately 57,000 Medicaid members as a result of this transaction.
For these acquisitions, we recorded goodwill to the Health Plans segment amounting to $90 million in the aggregate, which relates to future economic benefits arising from expected synergies to be achieved. Such synergies include use of our existing infrastructure to support the added membership. The amount recorded as goodwill is deductible for income tax purposes.
The following table presents the intangible assets identified in the transactions described above. The weighted-average amortization period, in the aggregate, is 5.9 years. For these acquisitions in the aggregate, we expect to record amortization of approximately $6 million per year in the years 2016 through 2020 and $1 million in 2021.

	Fair Value	Life
	(In millions)	(Years)
Intangible asset type:
Contract rights - member list	$28	5
Provider network	6	10
	$34

Business Combinations
During 2015, we closed on business combinations in both the Health Plans and Other segments. For all of these transactions we applied the acquisition method of accounting, where the total purchase price was allocated, or preliminarily allocated, to tangible and intangible assets acquired, and liabilities assumed based on their respective fair values. For Health Plans acquisitions, in general, only intangible assets are acquired. All of the 2015 acquisitions were funded using available cash.
Health Plans
Consistent with our strategy to grow in our existing markets, we closed the following Health Plans acquisitions in 2015:
Florida. On November 1, 2015, our Florida health plan closed on its acquisition of the Medicaid contracts, and certain assets related to operation of the Medicaid business, of Integral Health Plan, Inc. The final purchase price was $67 million, and the Florida health plan added approximately 101,000 members in the Northwest and Southwest regions of Florida as a result of this transaction. On the closing date, we withheld 10%, or approximately $7 million, of the purchase price to establish an indemnification amount held as security for the seller's indemnification obligations under the purchase agreement. We have recorded the indemnification amount to restricted assets, which will be settled in November 2016. If we do not have any claims against the seller on or before the settlement date, we will pay the full withhold amount to the seller. As of December 31, 2015, we had not made any claims against the withhold amount.
On August 1, 2015, our Florida health plan closed on its acquisition of the Medicaid contracts, and certain assets related to the operation of the Medicaid business, of Preferred Medical Plan, Inc. The final purchase price was $8 million, and the Florida health plan added approximately 23,000 members as a result of this transaction.
Michigan. On September 1, 2015, our Michigan health plan closed on its acquisition of the Medicaid and MIChild contracts, and certain provider agreements, of HealthPlus of Michigan and its subsidiary, HealthPlus Partners, Inc. The purchase price was $47 million, and the Michigan health plan added approximately 68,000 members as a result of this transaction.
For the Health Plans acquisitions closed in 2015, we recorded goodwill amounting to $90 million in the aggregate, which relates to future economic benefits arising from expected synergies to be achieved. Such synergies include use of our existing infrastructure to support the added membership. The amount recorded as goodwill represents intangible assets that do not qualify for separate recognition as identifiable intangible assets. The entire amount recorded as goodwill is deductible for income tax purposes. Refer to the table below for a summary of the intangible assets identified, and their economic lives.
Announced Acquisitions. As described in Note 1, "Basis of Presentation," we announced several Health Plans acquisitions in 2015 that did not close until January 1, 2016. Because the closing dates for these acquisitions fell on January 1, 2016, a holiday, approximately $101 million was recorded to prepaid expenses and other assets as of December 31, 2015, for purchase price amounts funded in December 2015. Such amounts are reported in investing activities in the accompanying consolidated statements of cash flows. The total aggregate purchase price for these acquisitions amounted to approximately $115 million, which will be allocated among goodwill and intangible assets. The initial accounting for these transactions is incomplete.
Transaction costs associated with the Health Plans acquisitions were insignificant.
Other
Pathways. Consistent with our strategy to acquire and develop new products and capabilities, on November 1, 2015, we acquired all of the outstanding ownership interests in Pathways Health and Community Support LLC (Pathways), formerly known as Providence Human Services, LLC. Pathways is one of the largest national providers of accessible, outcome-based behavioral/mental health and social services with operations in 23 states and the District of Columbia.
The following table summarizes the preliminary values of the assets acquired and liabilities assumed at the date of acquisition.

November 1, 2015
(In millions)
Assets:
Cash and cash equivalents	$20
Receivables	52
Prepaid expenses and other current assets	4
Property and equipment	14
Intangible assets	19
Goodwill	155
Other assets	1
Liabilities:
Medical claims and benefits payable	(2)
Accounts payable and accrued liabilities	(23)
Deferred revenue	(2)
Other long-term liabilities	(7)
Total purchase price	$231

As of December 31, 2015, the purchase price allocation for the acquisition was preliminary and subject to completion. Adjustments to the current fair value estimates in the above table may occur as the process conducted for various valuations and assessments is finalized, including tax assets and liabilities. Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the estimated future economic benefits arising from other assets acquired that could not be individually identified and separately recognized, including expected medical cost synergies to be achieved, and the workforce acquired. Such synergies include the achievement of better outcomes for our members through more effective care coordination and integration, and our retention of the net profit margin captured by the mental health provider. The workforce acquired is a significant component of goodwill because it represents primarily the patient-facing employees, now employed by us, who provide the behavioral/mental health and social services. Approximately 10% of the goodwill recorded at December 31, 2015, is deductible for income tax purposes. This percentage may increase if certain tax elections are completed in 2016.
The gross contractual amount of receivables, at the acquisition date, was approximately $61 million. At the acquisition date, the best estimate of contractual cash flows not expected to be collected was approximately $9 million.
In connection with this acquisition, we incurred approximately $3 million in transaction costs, which are recorded in general and administrative expenses.
The following table presents the intangible assets identified, by segment. The weighted-average amortization period for the Health Plans identified intangible assets, in the aggregate, is 6.4 years. The weighted-average amortization period for the Other identified intangible assets, in the aggregate, is 4.2 years.

	Fair Value	Useful Life
	(In millions)	(years)
Intangible asset type
Health Plans:
Contract rights - member list	$23	5
Provider network	9	10
Other:
Contract licenses	5	2
Contract rights - member list	14	5
	$51